                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-82158, 33-80775, 333-04995, 33-93298, 33-
99128, 33-83862 and 333-35815.


                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
March 13, 1998